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                                JPMORGAN TRUST I

                            JPMORGAN TAX FREE FUNDS

                    JPMORGAN NEW JERSEY TAX FREE BOND FUND

                               (ALL SHARE CLASSES)

                         SUPPLEMENT DATED APRIL 24, 2006
                   TO THE PROSPECTUS DATED DECEMBER 31, 2005


     NOTICE OF LIQUIDATION OF THE NEW JERSEY TAX FREE BOND FUND. On April 24, 2006, the Board of Trustees of the New Jersey Tax Free Bond Fund (the "Fund") approved the liquidation and dissolution of the Fund on May 12, 2006 (the "Liquidation Date"). On the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                 WITH THE PROSPECTUS FOR FUTURE REFERENCE



                                                           SUP-NJTFB-406